Exhibit 99.1

Investor Presentation

(NASDAQ: DCTH)

April 2015

Forward-looking Statements

This presentation contains forward-looking statements, within the meaning of the federal securities laws, related to future events and future financial performance which include statements about our expectations, beliefs, plans, objectives, intentions, goals, strategies, assumptions and other statements that are not historical facts. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions, which could cause actual results to differ materially from expected results, performance or achievements expressed or implied by statements made herein. Our actual results could differ materially from those anticipated in forward-looking statements for many reasons, including, but not limited to, uncertainties relating to: the timing and results of future clinical trials including without limitation the OM, HCC, ICC, and mCRC trials in the Company’s Clinical Development Program, clinical adoption, use and resulting sales, if any, for the CHEMOSAT system in Europe, our ability to obtain reimbursement for the CHEMOSAT system in various markets including without limitation Germany and the United Kingdom, our ability to successfully commercialize the Melphalan/HDS system and the potential of the Melphalan/HDS system as a treatment for patients with primary and metastatic disease in the liver, the Company’s ability to satisfy the requirements of the FDA’s Complete Response Letter relating to the ocular melanoma indication and the timing of the same, approval of the Melphalan/HDS system by the U.S. FDA, acceptance of the Phase 3 trial publication, the impact of the presentations at ESSO and SSO and future clinical results consistent with the data presented, approval of the current or future Melphalan/HDS system for delivery and filtration of melphalan or other chemotherapeutic agents for various indications in the U.S. and/or in foreign markets, actions by the FDA or other foreign regulatory agencies, our ability to successfully enter into strategic partnership and distribution arrangements in foreign markets and the timing and revenue, if any, of the same, uncertainties relating to the timing and results of research and development projects, and uncertainties regarding our ability to obtain financial and other resources for any clinical trials, research, development, and commercialization activities. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission including the section entitled ‘‘Risk Factors’’ in our most recent Annual Report on Form 10-K and our Reports on Form 10-Q and Form 8-K.

2DELCATH SYSTEMS, INC

About Delcath Systems

A specialty pharmaceutical and medical device oncology company with a principal therapeutic focus on the treatment of primary liver cancer and other cancers that have metastasized to the liver

Proprietary system isolates the liver from circulation, delivers a substantially higher concentration of chemotherapy (melphalan) compared with systemic doses, and filters most of the chemotherapy out of the blood prior to returning it to the patient

In late-stage clinical development in the U.S. with initial commercial activities underway in Europe

Initially pursuing orphan indications in metastatic ocular melanoma, hepatocellular carcinoma (HCC) and intrahepatic cholangiocarcinoma (ICC)

Seeking to Make a Clinically Meaningful Difference For Cancer Patients With Liver Dominant Disease

3DELCATH SYSTEMS, INC

Investment Highlights

Late-stage asset – approved and initial commercial activities underway in EU; demonstrated clinically meaningful efficacy in more than 600 procedures and multiple tumor types

Active clinical program – initiating global Phase 3 study in ocular melanoma; HCC/ICC Phase 2 program ongoing

Unique, highly differentiated solution – orphan designations create barriers to entry

Large market opportunity – cancers of the liver remain a multibillion-dollar unmet medical need; early commercial activity EU

Imminent valuation milestones – 2015 value drivers include publications, reimbursement and clinical data

Attractive business model – initial orphan focus and anticipated high gross margins form basis of profitable long-term model

Experienced management team – aligned with requirements of clinically driven pharmaceutical industry Believe We are Positioned to Capitalize on Large, Compelling Market Opportunity

4DELCATH SYSTEMS, INC

2014-2015 Milestones

2014 Accomplishments

Phase 2 HCC trial open and first patient treated

100th patient treated in Europe (commercial and clinical)

Positive efficacy data from three institutions presented at ESSO 2014 Product revenue increased 118% Y/Y to $1.1 million Cash burn reduced by 50% Y/Y

1H-2015

NUB reimbursement decision in Germany – Value 4 awarded for 2015 Submit Phase 3 metastatic melanoma trial results for publication EU registry open for enrollment o ICC cohort open for enrollment

2H-2015

o Initiation of global Phase 3 metastatic ocular melanoma program o Interim evaluation on HCC/ICC program

Executing on Multiple Fronts to Create Value

5DELCATH SYSTEMS, INC

The Liver: A Life-Limiting Organ

Cancers of the liver remain a major unmet medical need

o Large global patient population – approximately 1.2 million* patients diagnosed annually with primary or metastatic liver cancer

o The liver is often the life-limiting organ for cancer patients and one of the leading causes of cancer death

o Prognosis after liver involvement is poor, with overall survival generally less than 12 months

CHEMOSAT® Melphalan/HDS is a proprietary product uniquely positioned to potentially treat the entire liver as a standalone or complementary therapy

Effective Liver Cancer Treatment Remains a Major Unmet Medical Need

* SOURCE – 2008 GLOBOCAN

6DELCATH SYSTEMS, INC

# Existing Liver Cancer Treatments Landscape

| Treatment | Advantages | Disadvantages |
|---|---|---|
| **Systemic** | – Non-invasive<br>– Repeatable | – Systemic toxicities<br>– Limited efficacy in liver |
| **Regional**<br>(e.g., Isolated Hepatic Perfusion) | – Therapeutic effect<br>– Targeted | – Invasive/limited repeatability<br>– Multiple treatments are required but not possible |
| **Focal**<br>(e.g., surgery, radioembolization, chemoembolization, radiofrequency ablation) | – Partial removal or treatment of tumors | – Only 10%-20% are resectable<br>– Invasive and/or limited repeatability<br>– Treatment is limited by tumor size, number of lesions and location<br>– Tumor revascularization<br>– **Cannot treat diffuse disease** |

Existing Liver Cancer Treatments Have Limitations

7DELCATH SYSTEMS, INC

Our Solution: Whole Organ-Focus Disease Control

Our proprietary system isolates the liver circulation, delivers a high concentration of chemotherapy (melphalan) and filters most of the chemotherapy out of the blood prior to returning it to the patient

The procedure typically takes approximately 2-3 hours to complete and involves a team including the interventional radiologist and perfusionist

We believe more than 200 treatments with improved device and procedure in the U.S. and EU provide confidence safety can be validated in a controlled setting

Concentrating the Power of Chemotherapy for Disease Control in the Liver

8DELCATH SYSTEMS, INC

The Melphalan Hepatic Delivery System (HDS)

Liver Isolated Via Double Balloon Melphalan Infused Directly Into Liver Blood Exiting The Liver Filtered By

Catheter In IVC Via Catheter In Hepatic Artery Proprietary Extra-corporeal Filters

Device designed to administer high-dose chemotherapy to the liver while reducing systemic exposure Marketed as Delcath Hepatic CHEMOSAT® Delivery System (device only) in EU Investigational drug/device combination product regulated as a drug in the U.S.

More Than 300 Patients Treated To Date

9DELCATH SYSTEMS, INC

Melphalan Dosing & Background

Type Dosing (mg/kg)

Multiple Myeloma (label) 0.25

Chemoembolization 0.62

Surgical Isolated Hepatic Perfusion (IHP) 1.50

Myeloablation 2.50-3.50

Chemosaturation (PHP) 3.00

Well-understood, dose-dependent, tumor-preferential, alkylating cytotoxic agent that demonstrates little to no hepatic toxicity

Dose administered directly to liver is substantially higher than that of systemic IV chemotherapy Melphalan, an established chemotherapy agent, is proven active at high doses with broad antitumor activity

An Established Drug for Liver Cancer Therapy

10DELCATH SYSTEMS, INC

# Total Available EU & U.S. Market Opportunity

| Cancer Type | Annual Incidence[1] | Eligible Pts[2] | Revenue per Patient[3] | Annual Potential Market Opportunity (millions) |
|---|---|---|---|---|
| Ocular Melanoma (OM) | 5,700-8,600 | 2,600-4,300 | $40,000-$50,000 | $104-$215 |
| Cholangio Carcinoma (ICC) | 11,500 | 6,500 | $40,000-$50,000 | $260-$330 |
| Hepatocellular Carcinoma (HCC) | 64,500 | 7,600-14,700 | $40,000-$50,000 | $304-$735 |
| Colorectal (CRC) | 411,000 | 40,000-55,000 | $40,000-$50,000 | $1,600-$2,750 |
| Total EU and US | 492,700-495,600 | 56,700-80,500 | | $2,268-$4,030 |

Notes:

1) Source: Globocan, American Cancer Society

2) Source: LEK, Strategy&, Company estimates

3 ) Assumes an average of tw o treatments per patient

Effective Liver Cancer Treatment Remains a Major Unmet Medical Need

11DELCATH SYSTEMS, INC

# Clinically Differentiated Results

- Phase 1, 2 and 3 trials produced positive results in multiple histologies
- Melanoma Liver Mets
    - Positive Phase 3 results in hepatic metastatic melanoma
    - n=93 (90% ocular melanoma, 10% cutaneous melanoma)
- Neuroendocrine Tumor (NET) Liver Mets
    - mNET cohort in Phase 2 trial showed encouraging 42% objective response rate (ORR) vs. ~10% for approved targeted therapy
    - Median overall survival of ~32 months on ITT basis
- Hepatocellular Carcinoma (HCC)
    - Positive signal with high-dose melphalan in HCC cohort of Phase 2 trial (5/8 patients) is encouraging when approved systemic therapies have modest efficacy and challenges with tolerability
- Colorectal Cancer (CRC) Liver Mets
    - Data from surgical Isolated Hepatic Perfusion (IHP) with melphalan indicates strong potential in well-defined patient population with earlier stage CRC yielding ~50-60% median response rate and median OS of 17.4-24.8 mos

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Encouraging Initial Results on a Broad Range of Histologies

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12 DELCATH SYSTEMS, INC

Clinical Development Program Overview

Initiating global Phase 3 trial 2H 2015 in Ocular Melanoma (OM) Liver Mets

Establish proof-of-concept in Hepatocellular Carcinoma (HCC) and Intrahepatic Cholangiocarcinoma (ICC)

o Commenced global Phase 2 program in HCC in 2014 o Expanding program to include ICC cohort in EU trial

Initiating EU registry to collect efficacy and safety data in the commercial setting

Supporting Investigator Initiated Trials in HCC and in mCRC

Focused on Liver Dominant, Orphan Diseases With High Unmet Need

13DELCATH SYSTEMS, INC

# Clinical Development Program Detail

| Trials | Tumor | Objectives |
|---|---|---|
| Phase 3 Pivotal Trial | OM liver mets | ▪ Global Phase 3 trial to start 2H-2015<br>▪ Primary endpoint: Overall Survival (OS)<br>▪ Believed to be fastest pathway to NDA approval in the U.S. |
| Phase 2 Trial | HCC (unresectable confined to the liver) | ▪ Protocol 201 (U.S. only)<br>▪ Safety, efficacy of melphalan/HDS treatment <u>followed by sorafenib</u><br>  ▪ Evaluate ORR (mRECIST)<br>  ▪ Assess safety, PFS<br>  ▪ Characterize systemic exposure of melphalan<br>  ▪ Assess patient QoL |
| | | ▪ Protocol 202 (EU only)<br>▪ Safety, efficacy of melphalan/HDS <u>treatment w/o sorafenib</u> in patients with unresectable liver cancer<br>  ▪ Evaluate ORR (mRECIST)<br>  ▪ Assess safety, PFS<br>  ▪ Characterize systemic exposure of melphalan<br>  ▪ Assess patient QoL |
| Phase 2 Cohort | ICC (unresectable confined to the liver) | ▪ To be added to 202 HCC trial protocol<br>▪ ORR of melphalan/HDS treatment in patients with intra-hepatic cholangiocarcinoma (ICC)<br>  ▪ Other measures as specified in the 202 EU protocol<br>  ▪ Signal-seeking go/no-go decision 2H - 2015 |
| Investigator Initiated Trials | mCRC | ▪ University of Leiden study; ~6 patients treated to date |
| | HCC | ▪ Johannes Wolfgang Goethe University Hospital (Frankfurt) study; different patient selection from 202 study; open for enrollment |
| EU Commercial Registry | EU Commercial Cases | ▪ Data collection on safety, QoL assessments<br>▪ Potential efficacy signals in additional tumor types<br>▪ Support reimbursement in key markets |

# OM Metastases Rationale

- OM has high incidence of liver metastases
  - Up to 90% of patients with metastases will have liver involvement
  - Life expectancy of approximately 6 months
  - 5,700 - 8,600 cases of OM liver metastases diagnosed in U.S. and EU annually
- Clear efficacy signal seen in prior Phase 3 trial of melphalan/HDS
- Currently no standard of care
- Believed to be fastest pathway to NDA approval in the U.S.
- FDA granted melphalan/HDS orphan drug designation for treatment of OM

*U.S./EU Market Size*



5,700-8,600
Cases of Ocular Melanoma
~50-55%
Metastasize
~90%
Show Liver Mets
Limited TX Options
~2,600 – 4,300
Eligible Patients

Proven Efficacy in Attractive Orphan Opportunity

15DELCATH SYSTEMS, INC

*Sources: ACS, SEER, NIH, OMF, KOL Interviews, 2014 3rd Party Analysis

Previous Ocular Melanoma Mets Phase 3 Results

Hepatic Progression Free Survival (hPFS)

Proportion of patients surviving

1.0	5.3 mo Chemosaturation (CS-PHP)
0.8	Best alternative care (BAC)

0.6

7.0

1.7

0.4

0.2

0.0

0 5 10 15 20 25 30

Months

Overall Progression Free Survival (Investigator)

Proportion of patients surviving

1.0

3.8	mo Chemosaturation (CS-PHP)
0.8	Best alternative care (BAC)

0.6

5.4

1.6

0.4

0.2

0.0

0 5 10 15 20 25 30 35 40 45 50 55

Months

Intent-to-Treat Analysis (June 2012) 4 subjects remain Intent-to-Treat Analysis (June 2012)

alive at 5-8 years

5.3	mos improvement in hPFS 3.8 mos improvement in PFS

Hazard ratio = 0.50 Hazard ratio = 0.42

(95% CI 0.31–0.80) (95% CI 0.27–0.64)

p=0.0029	p<0.0001

Clinically Meaningful Benefit Previously Demonstrated for Metastatic OM Patients

16DELCATH SYSTEMS, INC

# ICC Rationale

- Significant market opportunity in U.S. and EU
  - ~15% of new HCC cases diagnosed annually
  - ~90% of patients are not suitable for surgical resection
  - ~20-30% are candidates for focal interventions
  - Efficacy signals from early commercial uses in EU
- **Unmet medical need – Delcath will pursue a melphalan orphan drug designation from the FDA for patients with ICC**

*U.S./EU Market Size*


76,000
HCC Diagnosis
~15%
Of HCC
Cases
~90%
Unresectable
~20-30%
Focal
Interventions
~6,500
Eligible Patients

Encouraging Early Commercial Activity in Disease With Limited Treatment Options

*Sources: ACS, SEER, NIH, KOL Interviews, 2014 3rd Party Analysis

17DELCATH SYSTEMS, INC

# HCC Rationale

- Significant opportunity in the U.S. and EU
  - HCC most common primary cancer of the liver
  - ~76,000* cases diagnosed annually
- Large unmet medical need in first-line therapy
  - Only one approved systemic therapy in the U.S., EU and certain Asian markets
  - ~90% of patients not candidates for surgical resection
  - 20-30% of patients are candidates for focal interventions
- FDA granted melphalan/HDS orphan drug designation for treatment of unresectable HCC

*U.S./EU Market Size*



76,000
Cases of Primary Liver Cancer
~90%
HCC
~80-90%
Unresectable
~20-30%
Interventional TX
~20-30%
Child Pugh Class A
~7,600 – 14,700
Eligible Patients

**Large, Deadly Disease in Need of Better Treatments**

*Sources: WHO, KOL Interviews, 2014 3rd Party Analysis

18 DELCATH SYSTEMS, INC

Prior FDA Experience

New Drug Application (NDA) submitted August 2012 seeking indication in OM liver metastases with first-generation filters and procedure ODAC meeting in May 2013 o Efficacy shown with statistical significance o Negative vote due to benefit/risk analysis o Complete FDA & Delcath ODAC briefing materials available at

www.delcath.com/clinical-research/clinical-bibliography/

Complete Response Letter (CRL) issued September 2013 FDA requests include, but not limited to: o Well-controlled randomized trial(s) to establish the safety and efficacy using the to-be-marketed device configuration o Overall survival as the primary efficacy outcome measure o Demonstrate clinical benefits outweigh risks

FDA Learnings Provide Beneficial Clinical Study Roadmap

19DELCATH SYSTEMS, INC

Risks Observed in Previous Clinical Program

Risks observed with prior product and procedure protocol

Integrated safety population of patients showed risks associated with melphalan/HDS included:

o 4.1% incidence of death due to adverse reactions o 4% incidence of stroke o 2% reported incidence of myocardial infarction in the setting of an incomplete cardiac risk assessment o ?70% incidence of grade 4 bone marrow suppression with a median time of recovery of greater than 1 week o 18% incidence of febrile neutropenia, along with the additive risk of hepatic injury, severe hemorrhage and gastrointestinal perforation

Deaths due to certain adverse reactions did not occur again during the clinical trials following the adoption of related protocol amendments

Treating Physicians in U.S. and EU Report Improved Safety Profile

20DELCATH SYSTEMS, INC

Safety Improvements Implemented

New generation filter

o Improve filter efficiency and consistency

Vasopressors and methylprednisolone

o Reduce cardiovascular risk

Prophylactic transfusions and growth factors

o Reduce risk of myelosuppression

Intra-arterial nitroglycerin

o Prevent hepatic arterial spasm

Liver tumor burden not to exceed >50%

o Address risk of liver failure

Decisive Measures to Assure Improved Safety

21DELCATH SYSTEMS, INC

# Positive Developments

- Improved device and procedure since prior trials
  - >200 treatments with improved device and procedure in U.S. and EU
  - Many issues raised at ODAC have not been reported
- Current device/procedure permitting multiple treatment cycles
- Recent scientific presentation at SSO 2015 from Moffitt Cancer Center (Tampa, FL)
  - Retrospective analysis of 30 patients with ocular or cutaneous melanoma treated with Melphalan/HDS (n=10), chemoembolization (CE, n=12), and yttrium-90 (Y90, n=6)
  - Study showed significant difference in hepatic progression free survival (HPFS) for Melphalan/HDS (310 days), CE (80 days), Y-90 (54 days)
  - Median overall survival (OS) longest for Melphalan/HDS (736 days) vs Y90 (285 days) CE (265 days), but did not reach statistical significance
  - Authors concluded that HPFS and progression free survival (PFS) were significantly prolonged with Melphalan/HDS vs CE and Y90

Patients Report Improved Quality of Life

22DELCATH SYSTEMS, INC

European Commercial Activity

CHEMOSAT® Hepatic Delivery System

Approved as Class IIb Medical Device; kit supplied without melphalan

Broad indication for intra-hepatic administration of melphalan hydrochloride and subsequent filtration of the venous blood return

>170 commercial procedures performed in 15 leading cancer centers across the EU

Reimbursement via Individual Funding Requests; NUB Value 4 Status in Germany

UK Block Grants pending and private pay insurance

Published data in peer-reviewed journal needed to support reimbursement efforts in certain EU countries

23DELCATH SYSTEMS, INC

CHEMOSAT® Commercial Treatments in Europe

Multiple Tumor Types Treated Since EU Launch

Treatments/Re-treatments Increasing

24DELCATH SYSTEMS, INC

Cash & Capital Resources

Cash & Cash Equivalents $20.5 million at December 31, 2014

Debt None

ATM Program1 $40 million available at December 31, 2014

Shares Outstanding 12.2 million (14.4 million fully diluted2) at

March 31, 2015

Subject to market conditions and certain limitations

Fully diluted includes approximate 0.3 million options and 1.9 million warrants

2014 Operating Cash Spend (Unaudited)

Q1 A Q2 A Q3 A Q4 A FY A

Quarterly Guidance $ 5-6M $ 5-6M $ 4-5M $ 4-5M $16.5-17.5M

Quarterly Actual $4.5M $4.0M $4.0M $3.7M $16.2M

Focused Spending and Resources to Support Execution of Near-term Plan

25DELCATH SYSTEMS, INC

In Summary

Melphalan Hydrochloride for Injection for use with the Delcath Hepatic Delivery System (Melphalan/HDS)

Cancers of the liver remain a multibillion-dollar unmet medical need

Unique, highly differentiated solution

Late-stage asset in U.S., early commercial activity EU

Compelling emerging data

Imminent valuation milestones

Attractive orphan drug business model

Experienced pharmaceutical management team executing a data-driven plan

26DELCATH SYSTEMS, INC

Concentrating the Power of Chemotherapy TM

© 2015 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED

Delcath and CHEMOSAT are registered trademarks of Delcath Systems, Inc.